CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $)	Jun. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Trading Securities, Cost	$ 1,312,463	$ 1,870,648	$ 78,318
Common Stock, Shares Authorized	250,000,000	250,000,000	250,000,000
Common Stock, Par Value Per Share	$ 0.001	$ 0.001	$ 0.001
Common Stock, Shares, Issued	44,674,717	44,569,217	42,961,179
Common Stock, Shares, Outstanding	44,674,717	44,569,217	42,961,179